I N V E S T OR P R E S E N T A T I O N
F I R S T C A S H F I N A N C I A L S E R V I C E S

F I R S T C A S H F I N A N C I A L S E R V I C E S
Safe Harbor Statement
• Certain statements included in this presentation which are not historical in nature, including statements regarding the Company’s and/or management’s strategies, beliefs, expectations, plans for new stores, projections of earnings and revenues, expected effect of regulatory pronouncements, potential legislation, or other predictions of the future are forward-looking statements within the meaning of the
 Private Securities Litigation Reform Act of 1995, and are intended to be covered by the Safe Harbor provisions for forward-looking statements contained in such Act.

• Forward-looking statements are made based on assumptions involving certain known and unknown risks and uncertainties, many of which are beyond the Company’s control, and other important factors that could cause actual results, performance or achievements to differ materially from expectations expressed or implied by such forward-looking statements. These risk factors and uncertainties are listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, but not limited to, our annual reports on Form 10-K for the years ending
 December 31, 2005 and 2006, our reports on Form 10-Q for the periods ended March
 31, June 30 and September 30, 2007 and on various Form 8-K filings in 2007 and 2008.

F I R S T C A S H F I N A N C I A L S E R V I C E S
Market Leader
in Specialty
Consumer
Finance
First Cash Financial Services
• 20-year track record of growth
• Product & geographic diversification
• Well-defined expansion strategy

F I R S T C A S H F I N A N C I A L S E R V I C E S
 First Cash
                 Growth Story
• Pawn
 – Core competency
 • Company began in 1988 as
 pawnshop operator
 • 96 U.S. stores in 7 states
 – Expansion into Mexico
 • First stores opened in 1999
 • Over 200 de novo store
 openings since 2002
• Short-Term Loans
 – Acquired 35 stores in 1998
 – Over 130 de novo store openings
 since 2001
 – Product expansion into Mexico
• Auto Sales & Finance
 – Same customer base
 – Large industry, but highly
 fragmented

F I R S T C A S H F I N A N C I A L S E R V I C E S
153
185
230
279
323
402
475
108
102
96
95
96
4
60
100
130
157
207
41
54
70
82
97
140
157
10
15
97
100
29
2001
2002
2003
2004
2005
2006
2007
Buy-Here/Pay-Here Dealerships
Short-Term Loan Stores
Mexico Pawn/STL Stores
U.S. Pawn Stores
Store Growth

F I R S T C A S H F I N A N C I A L S E R V I C E S
D.C.
Locations in:
• 13 states in the
 U.S.
• 11 states in
 Mexico
Pawn Stores
Pawn Stores with Short-
Term Loans/Credit Services
Short-Term Loan Stores
21
3
3
5
15
10
2
112
57
3
D.C.
12
Buy-Here/Pay-Here
Automotive Dealerships
9
2
2
182
2
25
4
1
Geographic Diversification

F I R S T C A S H F I N A N C I A L S E R V I C E S
Amounts in Millions, as of December 31, 2007 (unaudited)
31%
26%
15%
28%
U.S. Pawn Stores
Mexico Pawn Stores
Short-Term Loan Stores
Auto Dealerships
Revenue Mix

F I R S T C A S H F I N A N C I A L S E R V I C E S
As of December 31, 2007, unaudited
35%
30%
23%
12%
U.S. Pawn Stores
Mexico Pawn Stores
Short-Term Loan Stores
Auto Dealerships
Gross Profit Mix

F I R S T C A S H F I N A N C I A L S E R V I C E S
Pawn Lending
• Fully-secured consumer loans
 – Average loan size: $150 in
            U.S. and $75 in Mexico
• Typical collateral:
 – Gold jewelry
 – Electronics
 – Tools
• Loans available to both
 banked and unbanked
 customers
• Monthly term - with service
 charge of 10% to 20%

F I R S T C A S H F I N A N C I A L S E R V I C E S
Pawn Loans Receivable
Millions
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2002
2003
2004
2005
2006
2007
Mexico Pawn
U.S. Pawn
Pawn Loan Growth
• Product demand
 driven by unbanked or
 underbanked
 customers
• Both in the U.S. and…
• In Mexico, where:
 – 88% of retail
 transactions are in
 cash
 – An estimated 80% of
 the population is
 unbanked

F I R S T C A S H F I N A N C I A L S E R V I C E S
Composition of Retail Inventories
Other
10%
Gold
Jewelry
53%
Tools
7%
Electronics
30%
Pawn Retail Metrics
• Typically, 70% of pawn loans are
     redeemed
• Retail inventories primarily acquired
     via forfeited pawn loan collateral
Retail Metrics
(12 months ended 12/31/2007)
• Total merchandise margins  42%
• Retail margins (excludes scrap jewelry sales)    44%
• Inventory turns    3.4x

F I R S T C A S H F I N A N C I A L S E R V I C E S
Short-Term Loan Products
• Loan size:  $100 to $1,000
• Term:  7 to 31 days
• Typical service charge per
 loan:  15%
• Proof of employment and
 active bank account required
• Loan secured by personal
 check held until due date

F I R S T C A S H F I N A N C I A L S E R V I C E S
Short-Term Loan Stores
• Store-based lending model
 – Primarily monoline stores
 – Plus selected pawn stores
 & convenience store kiosks
• Tightly-focused footprint
 – Operations in only 6
 U.S. states
 – New stores primarily
 located in Texas

F I R S T C A S H F I N A N C I A L S E R V I C E S
Short-Term Loan Products
Introduced in Mexico
• CashYa! store
 format
 – Short-term loans
 – Money transfers
 and exchanges
• Both stand-alone
 stores and side-
 by-side with pawn
 stores

F I R S T C A S H F I N A N C I A L S E R V I C E S
• Based in Northwest Arkansas,
 near Bentonville
• Sixteen dealership locations:
 – Arkansas (9)
 – Missouri (2)
 – Oklahoma (3)
 – Texas (2)
Automotive Dealerships
• Auto Master - founded 1989
 – Buy-here/pay here automotive
 retailer - used cars
 – Customer financing available at the
 dealership - Auto Master retains
 and services all notes receivable
• Acquired by First Cash in 2006

F I R S T C A S H F I N A N C I A L S E R V I C E S
Financial & Growth Metrics
• Operating Results
 – Track record of consistent
 growth
 – Strong profitability metrics
• Financial Position
 – Strong balance sheet
 – Strong cash flows
 – Continued investment in new
 stores

F I R S T C A S H F I N A N C I A L S E R V I C E S
EBITDA
$0
$10
$20
$30
$40
$50
$60
$70
2002
2003
2004
2005
2006
2007
Millions
Revenue
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2002
2003
2004
2005
2006
2007
Millions
Revenue & EBITDA Growth

F I R S T C A S H F I N A N C I A L S E R V I C E S
2007 Highlights
• Earnings from continuing operations:
 – Diluted EPS of $1.00
 – Up 14% over 2006
 – Seven consecutive years of double-digit EPS growth
• Growth highlights:
 – Revenue up 48%, to $388 million
 – Same-store revenue up 9%
 – 78 new stores opened

F I R S T C A S H F I N A N C I A L S E R V I C E S
$0.00
$0.25
$0.50
$0.75
$1.00
$1.25
2002
2003
2004
2005
2006
2007
Earnings Per Share Growth

F I R S T C A S H F I N A N C I A L S E R V I C E S
Millions
$87
$117
$144
$163
$189
$201
$44
$23
$18
$23
$45
$91
$140
$162
$186
$234
$292
$131
2002
2003
2004
2005
2006
2007
Assets
Liabilities
Equity
Balance Sheet

F I R S T C A S H F I N A N C I A L S E R V I C E S
Cash Flows Fund Growth
• Store expansion & loan
 growth funded primarily from
 operating cash flows
• Significant stock
 repurchases
 – $32 million during 2007
 – $25 million during 2006
• Outstanding debt less than
 1x EBITDA

F I R S T C A S H F I N A N C I A L S E R V I C E S
Diversified Growth Strategy
• Diversified product lines
 – Pawn loans & related retail
 – Short-term consumer loans
 – Automotive retail & finance
• Domestic & international
 markets
 – United States
 – Mexico

F I R S T C A S H F I N A N C I A L S E R V I C E S
38
47
52
50
72
78
0
20
40
60
80
100
New
Stores
4th Qtr
14
13
12
16
9
20
3rd Qtr
10
12
13
9
20
15
2nd Qtr
6
11
13
10
23
20
1st Qtr
8
11
14
15
20
23
2002
2003
2004
2005
2006
2007
Historical Store Openings

F I R S T C A S H F I N A N C I A L S E R V I C E S
Total
Stores
37%
19%
44%
209
0
25
50
75
100
125
150
175
200
225
> 5 Years
4-5 Years
0-3 Years
Age of Store
Store Aging
Maturing Stores Will Continue to Drive Growth

F I R S T C A S H F I N A N C I A L S E R V I C E S
Chihuahua
Queretaro
Aguascalientes
Puebla
Guanajuato
Coahuila
Tamaulipas
Nuevo Leon
Baja
California
Sonora
Durango
Jalisco
Mexico Expansion
• Growing demand for
 consumer credit
• First-mover
 advantage
• Continued growth in
 existing markets
• Significant future
 opportunities in new
 markets

F I R S T C A S H F I N A N C I A L S E R V I C E S
2008 Store Growth
Focused in Mexico
Total store opening target
 for 2008: 80

Targets by division:
 – Mexico    55 to 65
 – U.S. short-term loan 15 to 20
 – Auto Master   1 to 3

F I R S T C A S H F I N A N C I A L S E R V I C E S
• Well-defined expansion
 strategy
 – Diversified growth platform
 • Multiple products
 • Multiple geographic markets
 – Significant headroom for
 future locations
Summary
• Industry leader in a
 growth sector
 – Diversified product suite
 – Constant product demand
 – Strong balance sheet & cash
 flows

Investor contact information:
•Phone:  817.505.3199
•Email:  investorrelations@firstcash.com
•Website: www.firstcash.com